Securities and Exchange Commission
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 19, 1999


                          QUICKBIZ INTERNET GROUP, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      Nevada                         0-25276                    88-0320364
----------------------------   ------------------          -------------------
(State or other jurisdiction  (Commission File No.)           (IRS Employer
      of incorporation)                                     Identification No.)



         5310 N.W. 33rd Avenue
         Ft. Lauderdale, Florida                                     33309
----------------------------------------                         ------------
(Address of principal executive offices)                          (Zip code)


       Registrant's telephone number, including area code: (954) 739-7005



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Item 4. Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

               (i) On March 19, 1999, Quickbiz Internet Group, Inc. ("Registrant") dismissed Want & Ender, CPA, P.C. as its independent accountants.

               (ii) The reports of Want & Ender, CPA, P.C. on the consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion, but the report for the fiscal year ended December 31, 1997 was modified as to procedure insofar as the accountants were unable to obtain written evidence of certain transactions and utilized other means to determine the validity of such transactions, and the report for the fiscal year ended December 31, 1996 was modified as to uncertainty regarding substantial doubt about the ability of the Registrant to continue as a going concern.

               (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants on March 19, 1999.

               (iv) In connection with its audits for the two most recent fiscal years, there have been no disagreements with Want & Ender, CPA, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Want & Ender, CPA, P.C. would have caused them to make reference thereto in their report on the consolidated financial statements for such years.

               (v) The Registrant has requested that Want & Ender, CPA, P.C. furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 22, 1999, is filed as Exhibit
                    16.1 to this Form 8-K.

         (b)      New independent accountants

                  The Registrant engaged Gerson, Preston & Company, P.A. as its new independent accountants as of March 19, 1999. During the two most recent fiscal years, the Registrant has not consulted with Gerson, Preston & Company, P.A. regarding either (i) the application of accounting principles to a specified completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements and either written or oral advice was provided that was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

Item 7.  Financial Statement and Exhibits

         (c) The following documents are filed herewith as exhibits:

               16.1 Letter from Want & Ender, CPA, P.C, dated March 22, 1999.

                                       2
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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUICKBIZ INTERNET GROUP, INC.


                                             /s/ Andrew D. Smith
                                             -----------------------------
                                             Name:  Andrew D. Smith
                                             Title:    President


Date:  March 19, 1999.


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